UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2007


                                 NCT Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-18267                 59-2501025
-----------------------------  -----------------------  ------------------------
 (State or other jurisdiction        (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


375 Bridgeport Ave, 2nd Floor, Shelton, CT                        06484
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number including area code:            (203) 944-9533
                                                          ----------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02.   Unregistered Sales of Equity Securities.

     On April 18, 2007, NCT Group, Inc. ("NCT") issued Carole Salkind an 8% convertible note in the principal amount of $1,200,000 to cure NCT's default under a note dated October 10, 2006. The principal amount of this note represents the principal rolled over ($550,000), default penalty (10% of the principal in default), accrued interest and an original issue discount of $571,430.63. This note matures six months from the date of issuance. The note is secured by substantially all of the assets of NCT. The note bears interest at the stated rate until the due date of the note and bears interest at a default rate equal to the stated rate of interest plus 5% on any amount of principal or interest that is not paid when due. Interest is payable upon maturity of the note. At the election of Ms. Salkind, the note may be converted into shares of NCT common stock at a conversion price per share equal to the greater of (i) $0.0020 or (ii) the par value of NCT common stock on the date of conversion. At the election of Ms. Salkind, the note may be exchanged for shares of common stock of any subsidiary of NCT (except Pro Tech Communications, Inc.) that makes a public offering of its common stock (at the public offering price). The note contains events of default, any one of which (if not cured) triggers a default penalty of 10% of the then outstanding principal. If triggered, the default penalty, along with the outstanding principal and accrued interest, becomes immediately due and payable. Events of default include the failure to pay principal and interest when due and the failure to issue shares of common stock upon exercise of conversion rights.

     The issuance of the note was not registered under the Securities Act of 1933, as amended, in reliance upon the exemption set forth in Section 4(2) of the Securities Act relating to transactions by an issuer not involving a public offering.


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


Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits

10.1(a)        Form of Secured  Convertible Note (refinancings after October 31,
               2005) issued by NCT Group, Inc. to Carole Salkind (incorporated by reference to Exhibit No. 10.2(a) to Form 8-K filed by NCT Group, Inc. dated December 7, 2005).

10.1(b) Schedule of Secured Convertible Note (refinancings after October 31, 2005) issued by NCT Group, Inc. to Carole Salkind on April 18, 2007.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NCT GROUP, INC.


                                                  By:  /s/  Cy E. Hammond
                                                       -------------------------
                                                       Cy E. Hammond
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date:  April 26, 2007


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